Filed Pursuant to Rule 497(e)
1933 Act File No. 033-37426
 1940 Act No. 811-06194

UTC North American Fund

November 14, 2018

Supplement to the Prospectus dated April 27, 2018
As Amended and Restated May 8, 2018

The Board of Directors (the “Directors”) of UTC North American Fund, Inc. has determined that it is in the best interests of the shareholders of the UTC North American Fund (the “Fund”) to liquidate the Fund.  The liquidation of the Fund is expected to be effective on Thursday, December 20, 2018, or at such other time as may be authorized by the Directors (the “Liquidation Date”).

Effective at market close on Monday, November 19, 2018, the Fund will cease accepting purchase orders from new or existing investors.  The Fund anticipates making a distribution of any income and/or capital gains of the Fund in connection with its liquidation.  The final tax year for the Fund will end on the Liquidation Date.

Shareholders of the Fund may redeem their shares at any time prior to the Liquidation Date.  If a shareholder has not redeemed his or her shares as of the Liquidation Date, the shareholder’s account will be automatically redeemed and proceeds will be sent to the shareholder at the shareholder’s address of record.  Liquidation proceeds will be paid in cash for the redeemed shares at their net asset value.

To prepare for the closing and liquidation of the Fund, the Fund’s portfolio managers will increase the Fund’s assets held in cash and similar instruments in order to pay for Fund expenses and meet redemption requests.  As a result, after November 19, 2018, the Fund is expected to deviate from its stated investment strategies and policies and will no longer be managed to meet its investment objective.

Redemptions of shares (including redemptions caused by liquidation) are generally taxable.  Shareholders should consult their personal tax adviser concerning their particular tax situation.

All expenses of the liquidation of the Fund will be borne by the Fund’s investment adviser.

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